AXP(R) Strategy
                                                                      Aggressive
                                                                            Fund
                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
   Express(R)
Funds

(icon of) ruler

AXP Strategy Aggressive Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Corporate Climbers

All rapidly growing companies pass through various stages. During their middle stage, they're known in the investment world as "mid-caps." Stocks of such companies, which are the main focus of this Fund, offer investors an attractive combination: the potential for above-average corporate growth without the initial risks that are inherent in brand-new businesses.

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                        3

Portfolio Manager Q & A                  3

Fund Facts                               6

The 10 Largest Holdings                  7

Making the Most of the Fund              8

The Fund's Long-term Performance         9

Board Members and Officers              11

Independent Auditors' Report            14

Financial Statements                    15

Notes to Financial Statements           18

Investments in Securities               26

--------------------------------------------------------------------------------
2   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

(picuture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) Louis Giglio
Louis Giglio
Portfolio Manager

Portfolio Manager Q & A

Q: How did AXP Strategy Aggressive Fund perform over the one-year period ended March 31, 2002?

A: The past year proved to be extremely challenging for aggressive growth stocks, and the Fund suffered as a result. For the year, AXP Strategy Aggressive Fund returned -9.83% (Class A shares excluding sales charges). By comparison, the unmanaged Russell MidCap(R) Growth Index, the unmanaged Standard & Poor's MidCap 400 Index and the Lipper Mid-Cap Growth Funds Index returned 4.70%, 18.86% and -0.43%, respectively, for the same period.

--------------------------------------------------------------------------------
3   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Q: What factors affected the Fund's performance during the year?

A: The year started on a positive note, as stocks moved higher on the hope that the Federal Reserve's intensive efforts to cut short-term interest rates would help a struggling economy. But by early summer, optimism faded, as the economy continued to weaken and it became clear that many companies would be unable to maintain the profit growth that investors expected. As a result, aggressive mid-cap growth stocks, most notably in the technology sector, steadily lost ground throughout the summer. The terrorist attacks of September 11th proved to be the peak of investor pessimism, and a significant selloff occurred in the wake of those tragic events. The situation quickly changed after that. In the closing months of 2001, mid-cap growth stocks, specifically the technology sector, finally showed some muscle and rebounded sharply. However, as concerns grew over issues related to the Enron scandal, investors seemed to lose confidence in the market again. The mid-cap growth segment of the market we focus on was particularly hard hit from mid-January through most of February, and that took a toll on the Fund once again. In March, the closing month of the period, these stocks found their footing again, at least temporarily, and rebounded from the disappointments of the early weeks of 2002.

Q: What changes did you make to the portfolio during the period?

A: The decline suffered by the Fund in the early months of the year was due in large part to its heavy concentration of stocks in the technology sector. As many of these issues suffered the brunt of investors' pessimism, it had a detrimental effect on the portfolio. In response to this environment, we positioned the portfolio to be more broadly diversified. This move helped to provide a measure of stability for the Fund, although it may have resulted in sacrificing some performance potential in those periods when the stock market, led by technology stocks, recovered some of its lost ground. Among the stocks added to the portfolio were biotechnology companies, such as IDEC Pharmaceuticals, and consumer growth stocks like Starbucks. However, we continued to seek to identify selected technology stocks that were well positioned for long-term growth. Among the technology issues added were the software company PeopleSoft and the semiconductor firm Xilinx. As a whole, we are actively positioning the Fund in a more broadly diversified group of mid-cap growth stocks than was the case prior to the past fiscal year. This seems appropriate for the volatile times we are experiencing.

--------------------------------------------------------------------------------
4   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Q: What is your outlook for the coming months?

A: We've positioned the portfolio in anticipation of an upturn in the U.S. economy. Many positive signs that we had moved out of a mild recession came to light in recent months. That should provide a better environment for companies to again boost their profits after many struggled significantly during the downturn. But external events, notably the heightened tensions in the Middle East, continue to trouble investors. So does the fact that, on a historic basis, many stocks still look expensive. In this environment, it seems fair to expect that the markets will remain volatile. In our estimation, it seems more important than ever to focus on identifying mid-cap growth companies that are on solid ground and are well positioned to benefit from an improved economic environment in the months ahead. While we can't say how dramatic the economic recovery will be, it is important that we are prepared to capitalize on the opportunity. Even through the short-term market swings, this approach should be beneficial to our shareholders over the long run.

Louis Giglio

--------------------------------------------------------------------------------
5   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                   $12.11
March 31, 2001                                                   $13.43
Decrease                                                         $ 1.32

Distributions -- April 1, 2001 - March 31, 2002
From income                                                      $   --
From long-term capital gains                                     $   --
Total distributions                                              $   --
Total return*                                                    -9.83%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                   $11.02
March 31, 2001                                                   $12.33
Decrease                                                         $ 1.31

Distributions -- April 1, 2001 - March 31, 2002
From income                                                      $   --
From long-term capital gains                                     $   --
Total distributions                                              $   --
Total return*                                                   -10.62%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                   $11.03
March 31, 2001                                                   $12.33
Decrease                                                         $ 1.30

Distributions -- April 1, 2001 - March 31, 2002
From income                                                      $   --
From long-term capital gains                                     $   --
Total distributions                                              $   --
Total return*                                                   -10.54%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                   $12.28
March 31, 2001                                                   $13.60
Decrease                                                         $ 1.32

Distributions -- April 1, 2001 - March 31, 2002
From income                                                      $   --
From long-term capital gains                                     $   --
Total distributions                                              $   --
Total return*                                                    -9.77%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

--------------------------------------------------------------------------------
6   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

The 10 Largest Holdings
                                    Percent                        Value
                                (of net assets)           (as of March 31, 2002)
IDEC Pharmaceuticals                    1.9%                  $28,671,370
BISYS Group                             1.9                    28,429,126
Adobe Systems                           1.8                    27,054,735
Fiserv                                  1.8                    26,931,744
Novellus Systems                        1.8                    26,447,918
Starbucks                               1.8                    26,301,123
SunGard Data Systems                    1.8                    26,286,981
Microchip Technology                    1.7                    25,566,496
Stryker                                 1.6                    24,132,000
Quest Diagnostics                       1.5                    23,156,575

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here make up 17.6% of net assets

--------------------------------------------------------------------------------
7   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

--------------------------------------------------------------------------------
8   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

The Fund's Long-term Performance

             Value of your $10,000 in AXP Strategy Aggressive Fund
(line chart)

$60,000                                                                  $20,278
                                                         AXP Strategy Aggressive
$50,000                                                             Fund Class B
                                        S&P MidCap 400 Index
$40,000
                                                             Lipper Mid-Cap
$30,000                                                  Growth Funds Index

$20,000                                         Russell MidCap(R)
                                                    Growth Index
  $10,000

'92    '93    '94    '95     '96     '97     '98     '99     '00     '01     '02

Average Annual Total Returns (as of March 31, 2002)

                    1 year      5 years    10 years   Since inception
Class A             -15.01%     +5.38%       N/A         +8.70%*
Class B             -14.20%     +5.73%     +7.33%           N/A
Class C             -10.54%       N/A        N/A        -31.82%**
Class Y              -9.77%     +6.76%       N/A         +9.74%*

 * Inception date was March 20, 1995.
** Inception date was June 26, 2000.

Assumes: Holding period from 4/1/92 to 3/31/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $13,118. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, Russell MidCap(R) Growth Index, the Lipper Mid-Cap Growth Funds Index and Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the S&P MidCap 400 Index to the Russell MidCap(R) Growth Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the Russell MidCap(R) Growth Index will be included.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable contingent deferred sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
9   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

The Lipper Mid-Cap Growth Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objective.

Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

--------------------------------------------------------------------------------
10   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;
Texaco, Inc.                                                          formerly with Texaco
2000 Westchester Avenue                                               Inc., treasurer,
White Plains, NY 10650                                                1999-2001 and general
Born in 1944                                                          manager, alliance
                                                                      management operations,
                                                                      1998-1999. Prior to that,
                                                                      director, International
                                                                      Operations IBM Corp.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

--------------------------------------------------------------------------------
11   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        President and professor
Carleton College                                                      of economics, Carleton
One North College Street                                              College
Northfield, MN 55057
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

--------------------------------------------------------------------------------
12   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John M. Knight                         Treasurer since 1999           Vice president -
50005 AXP Financial Center                                            investment accounting of
Minneapolis, MN 55474                                                 AEFC
Born in 1952
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
13   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Strategy Aggressive Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2002, and the financial highlights for each of the years in the five-year period ended March 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Strategy Aggressive Fund as of March 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 15, 2002

--------------------------------------------------------------------------------
14   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Strategy Aggressive Fund

March 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,499,733,138)                                                  $ 1,538,834,527
Capital shares receivable                                                                      4,680
Dividends and accrued interest receivable                                                    504,108
Receivable for investment securities sold                                                 19,300,214
                                                                                          ----------
Total assets                                                                           1,558,643,529
                                                                                       -------------
Liabilities
Disbursements in excess of cash on demand deposit                                            134,398
Capital shares payable                                                                         3,375
Payable for investment securities purchased                                               35,618,480
Payable upon return of securities loaned (Note 5)                                         26,125,000
Accrued investment management services fee                                                    23,935
Accrued distribution fee                                                                      21,363
Accrued service fee                                                                               11
Accrued transfer agency fee                                                                    7,945
Accrued administrative services fee                                                            1,956
Other accrued expenses                                                                       203,068
                                                                                             -------
Total liabilities                                                                         62,139,531
                                                                                          ----------
Net assets applicable to outstanding capital stock                                   $ 1,496,503,998
                                                                                     ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                             $     1,281,231
Additional paid-in capital                                                             2,616,090,841
Undistributed net investment income                                                          269,214
Accumulated net realized gain (loss) (Note 8)                                         (1,160,238,677)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                     39,101,389
                                                                                          ----------
Total -- representing net assets applicable to outstanding capital stock             $ 1,496,503,998
                                                                                     ===============
Net assets applicable to outstanding shares:     Class A                             $   936,013,250
                                                 Class B                             $   552,619,040
                                                 Class C                             $     3,885,232
                                                 Class Y                             $     3,986,476
Net asset value per share of
  outstanding capital stock:                     Class A shares       77,318,545     $         12.11
                                                 Class B shares       50,127,617     $         11.02
                                                 Class C shares          352,332     $         11.03
                                                 Class Y shares          324,564     $         12.28
                                                                         -------     ---------------
*Including securities on loan, at value (Note 5)                                     $    25,745,000
                                                                                     ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Statement of operations
AXP Strategy Aggressive Fund

Year ended March 31, 2002
Investment income
Income:
Dividends                                                                              $   6,174,246
Interest                                                                                   7,862,692
   Less foreign taxes withheld                                                               (92,832)
                                                                                             -------
Total income                                                                              13,944,106
                                                                                          ----------
Expenses (Note 2):
Investment management services fee                                                         7,962,141
Distribution fee
   Class A                                                                                 2,629,874
   Class B                                                                                 6,707,306
   Class C                                                                                    37,269
Transfer agency fee                                                                        4,451,264
Incremental transfer agency fee
   Class A                                                                                   303,587
   Class B                                                                                   322,189
   Class C                                                                                     2,687
Service fee -- Class Y                                                                         4,045
Administrative services fees and expenses                                                    858,122
Compensation of board members                                                                 18,085
Custodian fees                                                                               185,968
Printing and postage                                                                         389,350
Registration fees                                                                             88,631
Audit fees                                                                                    23,500
Other                                                                                         43,612
                                                                                              ------
Total expenses                                                                            24,027,630
   Earnings credits on cash balances (Note 2)                                                (50,058)
                                                                                             -------
Total net expenses                                                                        23,977,572
                                                                                          ----------
Investment income (loss) -- net                                                          (10,033,466)
                                                                                         -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                       (475,327,475)
   Foreign currency transactions                                                               2,232
   Options contracts written (Note 6)                                                      2,583,380
                                                                                           ---------
Net realized gain (loss) on investments                                                 (472,741,863)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    294,394,099
                                                                                         -----------
Net gain (loss) on investments and foreign currencies                                   (178,347,764)
                                                                                        ------------
Net increase (decrease) in net assets resulting from operations                        $(188,381,230)
                                                                                       =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Strategy Aggressive Fund

Year ended March 31,                                                                       2002               2001
Operations and distributions
Investment income (loss) -- net                                                     $  (10,033,466)    $   (17,427,803)
Net realized gain (loss) on investments                                               (472,741,863)       (685,308,904)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  294,394,099      (1,169,638,846)
                                                                                       -----------      --------------
Net increase (decrease) in net assets resulting from operations                       (188,381,230)     (1,872,375,553)
                                                                                      ------------      --------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                                   --        (377,487,981)
      Class B                                                                                   --        (292,923,066)
      Class C                                                                                   --            (723,299)
      Class Y                                                                                   --          (1,014,618)
                                                                                      ------------      --------------
Total distributions                                                                             --        (672,148,964)
                                                                                      ------------      --------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             420,088,283         974,023,620
   Class B shares                                                                       76,944,522         351,436,756
   Class C shares                                                                        2,337,685           5,156,034
   Class Y shares                                                                        1,866,095          90,125,991
Reinvestment of distributions at net asset value
   Class A shares                                                                               --         371,815,636
   Class B shares                                                                               --         290,027,391
   Class C shares                                                                               --             723,299
   Class Y shares                                                                               --           1,014,618
Payments for redemptions
   Class A shares                                                                     (456,223,967)       (540,046,467)
   Class B shares (Note 2)                                                            (246,816,983)       (363,090,741)
   Class C shares (Note 2)                                                                (952,801)           (419,460)
   Class Y shares                                                                       (1,305,234)        (84,222,622)
                                                                                        ----------         -----------
Increase (decrease) in net assets from capital share transactions                     (204,062,400)      1,096,544,055
                                                                                      ------------       -------------
Total increase (decrease) in net assets                                               (392,443,630)     (1,447,980,462)
Net assets at beginning of year                                                      1,888,947,628       3,336,928,090
                                                                                     -------------       -------------
Net assets at end of year                                                           $1,496,503,998     $ 1,888,947,628
                                                                                    ==============     ===============
Undistributed net investment income                                                 $      269,214         $        --
                                                                                    --------------         -----------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
17   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP Strategy Aggressive Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks that are selected for their above-average growth potential.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 64 shares of capital stock at $31.37 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if

--------------------------------------------------------------------------------
18   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT
the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of March 31, 2002, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of March 31, 2002 was $52,486,112 representing 3.51% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

--------------------------------------------------------------------------------
19   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of March 31, 2002, the Fund has entered into outstanding future capital commitments for limited partnership interests of $4,000,000.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $10,302,680 and accumulated net realized loss has been decreased by $464,190 resulting in a net reclassification to decrease paid-in capital by $10,766,870.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                                  2002             2001

Class A
Distributions paid from:
   Ordinary income                                    $--          $219,127,921
   Long-term capital gain                              --           158,360,060

Class B
Distributions paid from:
   Ordinary income                                     --           170,038,851
   Long-term capital gain                              --           122,884,215

Class C
Distributions paid from:
   Ordinary income                                     --               419,868
   Long-term capital gain                              --               303,431

Class Y
Distributions paid from:
   Ordinary income                                     --               588,976
   Long-term capital gain                              --               425,642

As of March 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                                   $            --
Accumulated gain (loss)                                         $(1,140,443,849)
Unrealized appreciation (depreciation)                          $    19,575,778

--------------------------------------------------------------------------------
20   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Dividends to shareholders
An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $2,230,554 for the year ended March 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Sub-investment Advisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
21   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $2,085,960 for Class A, $399,542 for Class B and $1,124 for Class C for the year ended March 31, 2002. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the year ended March 31, 2002, the Fund's custodian and transfer agency fees were reduced by $50,058 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,411,115,407 and $3,372,771,204, respectively, for the year ended March 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $47,232 for the year ended March 31, 2002.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended March 31, 2002
                                             Class A           Class B     Class C        Class Y
Sold                                      32,205,600         6,438,373     193,054        140,084
Issued for reinvested distributions               --                --          --             --
Redeemed                                 (35,915,743)      (20,710,289)    (83,980)      (100,797)
                                         -----------       -----------     -------       --------
Net increase (decrease)                   (3,710,143)      (14,271,916)    109,074         39,287
                                          ----------       -----------     -------         ------

                                                      Year ended March 31, 2001
                                             Class A           Class B    Class C*        Class Y
Sold                                      34,346,223        13,442,025     220,660      3,759,565
Issued for reinvested distributions       21,743,271        18,449,383      46,113         58,580
Redeemed                                 (21,538,687)      (13,577,731)    (23,515)    (3,533,047)
                                         -----------       -----------     -------     ----------
Net increase (decrease)                   34,550,807        18,313,677     243,258        285,098
                                          ----------        ----------     -------        -------

* Inception date was June 26, 2000.

5. LENDING OF PORTFOLIO SECURITIES
As of March 31, 2002, securities valued at $25,745,000 were on loan to brokers. For collateral, the Fund received $26,125,000 in cash. Income from securities lending amounted to $135,299 for the year ended March 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

                                            Year ended March 31, 2002

                                          Puts                   Calls
                             Contracts    Premiums       Contracts    Premiums
Balance March 31, 2001          250      $  111,746        1,650    $   497,536
Opened                       11,100       1,795,775       14,199      3,045,228
Closed                       (4,950)       (894,257)     (11,314)    (2,328,744)
Exercised                      (670)       (189,764)      (1,435)      (494,985)
Expired                      (5,730)       (823,500)      (3,100)      (719,035)
                             ------        --------       ------       --------
Balance March 31, 2002           --      $       --           --    $        --
                             ------      ----------       ------    -----------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
22   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2002.

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $1,140,443,849 as of March 31, 2002 that will expire in 2009 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002        2001         2000         1999           1998
Net asset value, beginning of period                                  $13.43     $ 37.03       $22.88       $22.12         $18.34
Income from investment operations:
Net investment income (loss)                                            (.04)       (.05)        (.05)        (.10)          (.03)
Net gains (losses) (both realized and unrealized)                      (1.28)     (17.20)       21.58         1.12           7.76
Total from investment operations                                       (1.32)     (17.25)       21.53         1.02           7.73
Less distributions:
Distributions from realized gains                                         --       (6.35)       (7.38)        (.26)         (3.95)
Net asset value, end of period                                        $12.11     $ 13.43       $37.03       $22.88         $22.12

Ratios/supplemental data
Net assets, end of period (in millions)                                 $936      $1,088       $1,721         $608           $548
Ratio of expenses to average daily net assets(c)                       1.09%       1.10%        1.06%        1.02%          1.01%
Ratio of net investment income (loss) to average daily net assets      (.29%)      (.26%)       (.22%)       (.48%)         (.45%)
Portfolio turnover rate (excluding short-term securities)               216%        137%         155%          98%            95%
Total return(e)                                                       (9.83%)    (50.27%)     100.97%        4.68%         46.18%

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002        2001         2000          1999          1998
Net asset value, beginning of period                                  $12.33     $ 35.06       $22.05       $21.48         $18.04
Income from investment operations:
Net investment income (loss)                                            (.14)       (.20)        (.22)        (.27)          (.18)
Net gains (losses) (both realized and unrealized)                      (1.17)     (16.18)       20.61         1.10           7.57
Total from investment operations                                       (1.31)     (16.38)       20.39          .83           7.39
Less distributions:
Distributions from realized gains                                         --       (6.35)       (7.38)        (.26)         (3.95)
Net asset value, end of period                                        $11.02     $ 12.33       $35.06       $22.05         $21.48

Ratios/supplemental data
Net assets, end of period (in millions)                                 $553        $794       $1,616         $806           $892
Ratio of expenses to average daily net assets(c)                       1.86%       1.86%        1.81%        1.78%          1.77%
Ratio of net investment income (loss) to average daily net assets     (1.04%)     (1.03%)      (1.00%)      (1.25%)        (1.21%)
Portfolio turnover rate (excluding short-term securities)               216%        137%         155%          98%            95%
Total return(e)                                                      (10.62%)    (50.63%)      99.59%        3.88%         45.08%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002      2001(b)
Net asset value, beginning of period                                  $12.33     $ 30.40
Income from investment operations:
Net investment income (loss)                                            (.13)       (.07)
Net gains (losses) (both realized and unrealized)                      (1.17)     (11.65)
Total from investment operations                                       (1.30)     (11.72)
Less distributions:
Distributions from realized gains                                         --       (6.35)
Net asset value, end of period                                        $11.03     $ 12.33

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4          $3
Ratio of expenses to average daily net assets(c)                       1.89%       1.86%(d)
Ratio of net investment income (loss) to average daily net assets     (1.12%)      (.84%)(d)
Portfolio turnover rate (excluding short-term securities)               216%        137%
Total return(e)                                                      (10.54%)    (43.07%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002        2001         2000          1999          1998
Net asset value, beginning of period                                  $13.60     $ 37.33       $23.00       $22.22         $18.40
Income from investment operations:
Net investment income (loss)                                            (.01)       (.01)        (.01)        (.10)            --
Net gains (losses) (both realized and unrealized)                      (1.31)     (17.37)       21.72         1.14           7.77
Total from investment operations                                       (1.32)     (17.38)       21.71         1.04           7.77
Less distributions:
Distributions from realized gains                                         --       (6.35)       (7.38)        (.26)         (3.95)
Net asset value, end of period                                        $12.28     $ 13.60       $37.33       $23.00         $22.22

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4          $4          $--          $--            $--
Ratio of expenses to average daily net assets(c)                        .91%        .96%         .89%         .92%           .88%
Ratio of net investment income (loss) to average daily net assets      (.13%)      (.03%)       (.07%)       (.40%)         (.35%)
Portfolio turnover rate (excluding short-term securities)               216%        137%         155%          98%            95%
Total return(e)                                                       (9.77%)    (50.21%)     101.29%        4.74%         46.34%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
25   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Investments in Securities
AXP Strategy Aggressive Fund

March 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (93.0%)
Issuer                                       Shares              Value(a)

Airlines (0.6%)
Northwest Airlines Cl A                      492,800(b)       $9,397,696

Banks and savings & loans (3.3%)
Alliance Data Systems                        520,100(b)       13,075,314
TCF Financial                                385,500          20,281,155
USA Education                                163,000          15,941,400
Total                                                         49,297,869

Chemicals (0.5%)
Cabot Microelectronics                       113,000(b)        7,644,450

Communications equipment & services (2.1%)
Brocade Communications Systems               604,500(b)       16,321,500
Equinix                                      124,937(b,h)        136,056
Fairchild Semiconductor
  Intl Cl A                                  338,500(b)        9,681,100
Finisar                                      612,400(b)        4,715,480
Total                                                         30,854,136

Computers & office equipment (24.9%)
Adobe Systems                                671,500          27,054,735
Affiliated Compute
  Services Cl A                              369,000(b)       20,711,970
Anteon Intl                                   87,000(b)        1,809,600
BISYS Group                                  806,500(b)       28,429,126
BMC Software                                 509,000(b)        9,900,050
Cadence Design Systems                       258,500(b)        5,844,685
Check Point Software
  Technologies                               500,500(b,c)     15,215,200
Citrix Systems                               382,500(b)        6,609,600
Compaq Computer                              763,000           7,973,350
Concord EFS                                  346,500(b)       11,521,125
DST Systems                                  104,500(b)        5,204,100
Edwards (JD) & Co                            489,500(b)        8,830,580
Electronic Arts                              362,800(b)       22,058,240
Emulex                                       532,000(b)       17,518,760
Fiserv                                       585,600(b)       26,931,744
Intuit                                       405,500(b)       15,554,980
Knowledge Mechanics Group                  1,175,160(b,h)         18,509
Manugistics Group                            796,400(b)       17,106,672
Mercury Interactive                          355,000(b)       13,365,750
Network Appliance                          1,060,000(b)       21,602,800
NVIDIA                                       155,000(b)        6,875,800
PeopleSoft                                   621,500(b)       22,703,395
Rational Software                            560,900(b)        8,879,047
SunGard Data Systems                         797,300(b)       26,286,981
Symantec                                     219,400(b)        9,041,474
Synopsys                                      74,400(b)        4,103,904
VERITAS Software                             259,000(b)       11,351,970
Total                                                        372,504,147

Electronics (15.5%)
Altera                                       822,200(b)       17,981,514
Applied Materials                            406,500(b)       22,060,755
Broadcom Cl A                                567,500(b)       20,373,250
Flextronics Intl                             308,000(b,c)      5,621,000
Lam Research                                 524,100(b)       15,366,612
LTX                                          384,000(b)       10,440,960
Maxim Integrated Products                    283,000(b)       15,765,930
Micrel                                       519,000(b)       13,089,180
Microchip Technology                         611,200(b)       25,566,496
Novellus Systems                             488,600(b)       26,447,918
RF Micro Devices                             702,400(b)       12,572,960
Taiwan Semiconductor
  Mfg ADR                                    478,500(b,c)      9,928,875
Teradyne                                     501,200(b)       19,762,316
Xilinx                                       459,200(b)       18,303,712
Total                                                        233,281,478

Energy (0.8%)
Grant Prideco                                424,500(b)        5,807,160
Ocean Energy                                 274,500           5,432,355
Total                                                         11,239,515

Energy equipment & services (1.6%)
Transocean Sedco Forex                       368,500          12,245,255
Varco Intl                                   283,000(b)        5,688,300
Weatherford Intl                             113,000(b)        5,382,190
Total                                                         23,315,745

Financial services (0.8%)
Paychex                                      307,700          12,215,690

Health care (17.3%)
Alcon                                        225,000(b,c)      7,616,250
Allergan                                     217,000          14,029,050
Biogen                                       173,900(b)        8,531,534
Biomet                                       361,200           9,774,072
Forest Laboratories                          183,000(b)       14,951,100

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Issuer                                       Shares              Value(a)

Health care (cont.)
Genzyme-General Division                     295,900(b)      $12,921,954
Gilead Sciences                              397,200(b)       14,295,228
Guidant                                      270,000(b)       11,696,400
ICOS                                         317,000(b)       14,578,830
IDEC Pharmaceuticals                         445,900(b)       28,671,370
Invitrogen                                   153,500(b)        5,268,120
King Pharmaceuticals                         147,500(b)        5,163,976
Laboratory Corp America
  Holdings                                   158,400(b)       15,184,224
MedImmune                                    485,600(b)       19,098,648
Quest Diagnostics                            279,500(b)       23,156,575
St. Jude Medical                             273,100(b)       21,069,666
Stryker                                      400,000          24,132,000
Waters                                       350,000(b)        9,789,500
Total                                                        259,928,497

Health care services (4.9%)
Caremark Rx                                  585,200(b)       11,411,400
Charles River Laboratories Intl              294,100(b)        9,117,100
Community Health Systems                     347,800(b)        7,689,858
Covance                                      430,000(b)        8,720,400
Cytyc                                        315,500(b)        8,493,260
First Health Group                           376,500(b)        9,084,945
LifePoint Hospitals                          310,500(b)       11,476,080
OSI Pharmaceuticals                          176,500(b)        6,909,975
Total                                                         72,903,018

Insurance (2.7%)
ACE                                          247,000(c)       10,299,900
Everest Re Group                             245,900(c)       17,050,706
XL Capital Cl A                              133,700(c)       12,480,895
Total                                                         39,831,501

Media (4.1%)
Interpublic Group of Companies               221,500           7,593,020
Scholastic                                   184,000(b)        9,970,960
Univision Communications Cl A                282,000(b)       11,844,000
USA Networks                                 522,000(b)       16,583,940
Westwood One                                 394,100(b)       15,113,735
Total                                                         61,105,655

Metals (0.3%)
Martin Marietta Materials                    105,600           4,458,432

Miscellaneous (0.8%)
Avasta E-Services                            466,734(b,f,h)           --
Convergys                                    441,500(b)       13,055,155
Total                                                         13,055,155

Multi-industry conglomerates (0.6%)
Corporate Executive Board                    223,800(b)        8,394,962

Restaurants & lodging (4.6%)
Hilton Hotels                                445,100           6,364,930
Krispy Kreme Doughnuts                       381,000(b)       15,563,850
Park Place Entertainment                     389,700(b)        4,111,335
Starbucks                                  1,137,100(b)       26,301,123
Wendy's Intl                                 479,500          16,772,910
Total                                                         69,114,148

Retail (6.3%)
Bed Bath & Beyond                            339,500(b)       11,458,125
Best Buy                                     249,500(b)       19,760,400
BJ's Wholesale Club                          352,500(b)       15,756,750
Dollar Tree Stores                           246,600(b)        8,090,946
Family Dollar Stores                         566,500          18,983,415
GameStop                                     365,500(b)        7,383,100
Kohl's                                       181,400(b)       12,906,610
Total                                                         94,339,346

Textiles & apparel (0.7%)
Chico's FAS                                  323,200(b)       10,891,840

Transportation (0.5%)
C.H. Robinson Worldwide                      224,500           7,543,200

Total common stocks
(Cost: $1,302,323,584)                                    $1,391,316,480

Preferred stocks & other (3.5%)(b)
Issuer                                        Shares            Value(a)

Adaytum Software
  Series E                                   622,317(h)       $3,901,928
  Warrants                                    12,039(f,h)             --
Agiliti
  Cv Series C                              1,700,000(h)        1,445,000
Aurgin Systems                             2,285,975(f,h)             --
Avasta
  Series B                                   933,467(h)        1,250,846
Bandwidth9
  Series F                                 1,413,043(h)        4,422,824
Bluestream Ventures LP                     8,000,000(e,h)      7,028,736
Covia Technologies
  Series E                                 1,390,043(f,h)             --
Dia Dexus
  Cv Series C                                795,698(h)        6,166,660
Equinix
  Cv                                         115,799(d)          140,117
Evoice
  Cv Series D                              3,041,384(h)        1,393,389
Fibrogen
  Cv Series E                              1,113,586(h)        5,000,001

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
27   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Issuer                                        Shares            Value(a)

Knowledge Mechanics Group
  Series B                                   235,032(f,h)            $--
Marketsoft
  Cv                                         698,770(h)        3,409,998
Mars
  Cv                                       1,450,000(h)        1,450,000
  Cv Series D                              2,142,857(h)        2,142,857
  Series G                                 2,380,000(h)        2,380,000
Nobex
  Series E                                 2,000,000(h)        5,000,000
Paxonet Communications                       861,064(h)        1,214,100
Portera
  Series G                                 1,446,270(h)          752,060
SignalSoft
  Cv Series E                                760,624(h)        1,184,976
Therox
  Series H                                   814,130(h)        3,256,521
Vcommerce
  Cv Series C                                769,957(h)          931,648

Total preferred stocks & other
(Cost: $99,020,476)                                          $52,471,661

Bond (0.2%)
Issuer                        Coupon       Principal           Value(a)
                               rate         amount

Equinix
  Sr Nts
   12-01-07                    13.00%     $5,580,000          $1,729,800
Total bond
(Cost: $5,577,409)                                            $1,729,800

Options purchased (0.2%)
Issuer                       Contracts     Exercise           Expiration
Value(a)                       price         date

Calls
King Pharmaceuticals
   5,000                      $35          July 2002          $1,450,000
USA Education
   1,250                       95          July 2002             812,500

Total options purchased
(Cost: $1,753,750)                                            $2,262,500

Short-term securities (6.1%)
Issuer                      Annualized       Amount             Value(a)
                            yield on date  payable at
                            of purchase    maturity

U.S. government agencies (4.5%)
Federal Home Loan Bank Disc Nts
  05-15-02                      1.73%       $500,000            $498,878
  05-15-02                      1.77      10,000,000           9,977,558
Federal Home Loan Mtge Corp Disc Nts
  04-09-02                      1.72       4,300,000           4,297,535
  04-30-02                      1.78      25,000,000          24,959,207
  05-14-02                      1.80       1,100,000           1,097,415
Federal Natl Mtge Assn Disc Nts
  04-15-02                      1.72       1,000,000             999,159
  04-24-02                      1.70       2,200,000           2,197,317
  04-29-02                      1.75       4,200,000           4,193,467
  05-03-02                      1.77       9,300,000           9,283,539
  05-23-02                      1.80      10,000,000           9,971,699
Total                                                         67,475,774

Commercial paper (1.6%)
Amsterdam Funding
  04-01-02                      1.88       6,100,000(g)        6,098,727
BellSouth
  04-18-02                      1.80       3,900,000(g)        3,895,905
Morgan Stanley, Dean Witter, & Co
  04-26-02                      1.82       2,800,000           2,795,895
Nordea North America
  04-02-02                      1.62       1,700,000           1,699,551
  04-02-02                      1.68       4,800,000           4,798,733
Procter & Gamble
  05-20-02                      1.81       3,800,000(g)        3,789,874
Salomon Smith Barney
  04-12-02                      1.79         500,000             499,627
Total                                                         23,578,312

Total short-term securities
(Cost: $91,057,919)                                          $91,054,086

Total investments in securities
(Cost: $1,499,733,138)(i)                                 $1,538,834,527

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
28   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2002, the value of foreign securities represented 5.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At March 31, 2002, the amount of capital committed to the LLC or LP for future investment was $4,000,000.

(f)  Negligible market value.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

--------------------------------------------------------------------------------
29   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

(h)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at March 31, 2002, is as follows:

     Security                                   Acquisition            Cost
                                                  dates
     Adaytum Software
        Series E                          09-15-00 thru 05-10-01    $3,901,928
        Warrants                                 05-10-01                   --
     Agiliti
        Cv Series C                              11-14-00            5,100,000
     Aurgin Systems                              12-16-99            5,623,499
     Avasta
        Series B                                 11-09-00            5,119,600
     Avasta E-Services                           11-08-00                   --
     Bandwidth9
        Series F                                 11-01-00           12,999,996
     Bluestream Ventures LP               06-28-00 thru 06-28-01     8,000,000
     Covia Technologies
        Series E                                 08-16-00            3,483,448
     Dia Dexus
        Cv Series C                              04-03-00            6,166,660
     Equinix                              12-01-99 thru 02-04-02     1,865,078
     Evoice
        Cv Series D                              11-27-00            3,410,003
     Fibrogen
        Cv Series E                              05-17-00            5,000,001
     Knowledge Mechanics Group                   06-01-00            2,699,999
        Series B                                 02-28-02                   --
     Marketsoft
        Cv                                       12-11-00            3,409,998
     Mars
        12.00% Cv 2002                           08-22-01            1,450,000
        Cv Series D                              06-16-00            4,500,000
        Series G                                 12-01-99            5,000,000
     Nobex
        Series E                                 05-04-99            5,000,000
     Paxonet Communications                      04-23-01            2,428,200
     Portera
        Series G                                 11-10-00            4,845,005
     SignalSoft
        Cv Series E                       12-15-99 thru 02-27-01     4,502,894
     Therox
        Series H                                 09-05-00            3,744,998
     Vcommerce
        Cv Series C                              07-21-00            3,588,000

(i) At March 31, 2002, the cost of securities for federal income tax purposes was $1,519,258,749 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 131,210,004
     Unrealized depreciation                                      (111,634,226)
                                                                  ------------
     Net unrealized appreciation                                 $  19,575,778
                                                                 -------------

--------------------------------------------------------------------------------
30   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

AXP Strategy Aggressive Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: ISAAX    Class B: INAGX
Class C: ASACX    Class Y: ASAYX

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.
                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6381 M (5/02)